Exhibit 10.79

Amendment No. 2

to Commercial Supply Agreement

BETWEEN

CAMBREX PROFARMACO MILANO, and HORIZON PHARMA IRELAND LIMITED

Background:

This Amendment No. 2 (“Amendment No. 2”) is made by and between Cambrex Profarmaco Milano Srl, Via E. Curiel, 34, 20067 Paullo (MI), Italy (“Cambrex”) and Horizon Pharma Ireland Limited with its registered office at Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, Ireland (“Horizon”).

WHEREAS Cambrex and Raptor Pharmaceuticals Inc. entered into an API Supply Agreement dated November 3, 2010 (the “Agreement”), as amended on April 9, 2013.

WHEREAS the Agreement was assigned by way of mutual consent to Horizon on 10 May 2017.

Cambrex and Horizon now wish to amend the Agreement to replace the Purchasing Specifications Exhibit (Exhibit 1.13) to the Agreement. The effective date of this Amendment No. 2 is January 17, 2018 (the “Effective Date”). Cambrex and Horizon, as used herein, may be referred to, collectively, as “Parties” and individually as a “Party”.

NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree to amend the Agreement as follows:

ARTICLE 1 AMENDMENT TO EXHIBIT 1.13

1.1 Specifications for Purchasing. Horizon and Cambrex hereby replace the existing Exhibit 1.13 with the Exhibit 1.13 attached here as Exhibit A.

ARTICLE 2 MISCELLANEOUS

2.1 No Other Modifications. The “Background” section of this document is incorporated into the Agreement. Except as expressly amended by this Amendment No. 2, the terms and conditions of the Agreement shall remain in full force and effect.

2.2 Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

2.3 Entire Agreement. The Agreement, as amended hereby, together with all other Amendments, constitute the full, complete, final and integrated agreement between the parties related to the subject matter hereof and thereof and supersede all previous written or oral negotiations, commitments, agreements, transactions or understandings concerning the subject matter hereof.

(Signatures on next page)

Confidential

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 as of the date first set forth above.

Agreed and Accepted:

Horizon Pharma Ireland Limited	Cambrex Profarmaco Milano

By: /s/ Paul Condon	By: /s/ Aldo Magnini

Printed Name: Paul Condon	Printed Name: Aldo Magnini

Title: Director	Title: Managing Director

Date: 7th January 2018	Date: January 17, 2018

Omitted Schedule:

Exhibit A – Replacement Exhibit 1.13